                                                                    EXHIBIT 99.1

                                WESTERN BANCORP

PRESS RELEASE

Western Bancorp (NASDAQ: WEBC)
4100 Newport Place, Suite 900
Newport Beach, California 92660

                  Contacts:                   Matthew P. Wagner       Arnold C. Hahn
                                                                      Chief Financial
                                              President                 Officer
                     Phone:                   310/477-2401            714/863-2351
                       FAX:                   310/231-0321            714/757-5845

FOR IMMEDIATE RELEASE

                WESTERN BANCORP ANNOUNCES THIRD-QUARTER EARNINGS
                        AND CLOSING OF SC BANCORP MERGER

October 14, 1997

    Newport Beach, California... Western Bancorp ("Western") today announced that its consolidated net income for the nine months ended September 30, 1997 was $3,514,000, or $0.48 per share. This compares with earnings of $2,665,000, or $0.67 per share, for the nine months ended September 30, 1996. Without the amortization of goodwill of $1,497,000 and after tax merger costs of $3,009,000 in 1997 and before an after tax gain on sale of loans of $399,000 in 1996, net income for the nine month periods would have been $8,020,000 and $2,266,000 in 1997 and 1996, respectively, or $1.10 and $0.57 per share, respectively, a growth of approximately 64%.

    Western had a consolidated net income of $2,516,000, or $0.35 per share, for the three months ended September 30, 1997. This compares with earnings of $606,000, or $0.15 per share, for the three months ended September 30, 1996. Without the amortization of goodwill of $499,000 in 1997 and before an after tax loss on sale of loans of $203,000 in 1996, net income for the three month period would have been $3,015,000 and $809,000 in 1997 and 1996, respectively, or $0.41 and $0.20 per share, respectively, a growth of over 100%.

    Earnings for the first nine months of 1997 include the earnings of Western Bank, which was acquired on September 30, 1996. The acquisition was accounted for as a purchase and, therefore, the earnings of Western Bank were not included in the results for the first nine months of 1996.

    Before the amortization of goodwill and merger costs in 1997 and before the after tax gain on sale of loans in 1996, return on average assets increased to 1.30% for the first nine months of 1997 versus 0.72% for the first nine months of 1996. Return on average equity increased from 9.1% to 13.2% for the first nine months of 1997 versus the first nine months of 1996. Before goodwill amortization and merger costs, the efficiency ratio in the third quarter of 1997 was 58.3% versus 79.6% for the same period in 1996. The efficiency ratio for the first nine months of 1997 versus 1996 declined to 61.4% from 77.6%.

    On October 10, 1997, the shareholders of Western and SC Bancorp approved the merger of SC Bancorp with and into Western. The transaction will be accounted for as a pooling-of-interests. As a result of this merger, which closed on October 10, 1997, approximately 3,555,000 shares of Western Bancorp Common Stock will be issued to holders of common stock of SC Bancorp at the effective time of the merger. On a pro forma basis, as of September 30, 1997, Western had approximately $1.4 billion in assets in its three banking subsidiaries: Western Bank, National Bank of Southern California and Southern California Bank. It is the Company's intention to merge National Bank of Southern California into

Southern California Bank during the fourth quarter of 1997. Pro forma results of Western and SC Bancorp for the nine months and three months ended September 30, 1997 and 1996 are summarized below:

                                                                         NINE MONTHS ENDED     THREE MONTHS ENDED
                                                                            SEPTEMBER 30          SEPTEMBER 30
                                                                        --------------------  --------------------
                                                                          1997       1996       1997       1996
                                                                        ---------  ---------  ---------  ---------
Net interest income...................................................  $  52,908  $  35,046  $  18,584  $  11,896
Provision for loan and lease losses...................................      2,125        395        725         60
                                                                        ---------  ---------  ---------  ---------
  NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES.......     50,783     34,651     17,859     11,836
Non interest income...................................................      7,702      7,322      2,488      1,962
Non interest expense..................................................     42,935     32,491     13,053     10,623
                                                                        ---------  ---------  ---------  ---------
  INCOME BEFORE TAXES.................................................     15,550      9,482      7,294      3,175
Income taxes..........................................................      8,022      3,884      3,211      1,319
                                                                        ---------  ---------  ---------  ---------
  NET INCOME..........................................................  $   7,528  $   5,598  $   4,083  $   1,856
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------

    On July 31, 1997, Western and Santa Monica Bank jointly announced that they had signed a definitive agreement to merge, subject to approval by certain banking regulators and the shareholders of both companies. Under the terms of that agreement, each holder of Santa Monica common stock will have the right to elect to receive, with certain limitations, either $28 per share in cash or .875 shares of Western common stock for each share of Santa Monica common stock. In the event that shareholders owning more than 50% of Santa Monica common stock elect the stock alternative, they will each receive their pro rata share of the stock and cash available for distribution. Should fewer than 40% of the outstanding shares elect to receive stock, then all shareholders, regardless of their election, will receive $28 per share in cash at closing. Under the terms of the definitive agreement, Santa Monica Bank and Western Bank, a wholly-owned subsidiary of Western Bancorp, will merge to form a $1.1 billion bank operating on the west side of Los Angeles. This merger will be accounted for as a purchase.

    Once the Santa Monica transaction closes, which is expected to take place in the first quarter of 1998, and Western consolidates Southern California Bank and National Bank of Southern California, Western Bancorp will have over $2 billion in assets operating through its two banking subsidiaries: Southern California Bank and Santa Monica Bank.

    Mr. Hugh S. Smith, Jr., Chairman and CEO of Western Bancorp, stated "Western Bancorp continues to make substantial progress on its goal of becoming one of the top performing community banks in the country. There have been a long list of accomplishments since we announced our second quarter results: We have completed one merger and announced another and, as our results indicate, even though we still have much work to do to meet our financial goals, quarter after quarter we are accomplishing significant operating improvements."

                                                                         NINE MONTHS ENDED     THREE MONTHS ENDED
                                                                            SEPTEMBER 30          SEPTEMBER 30
                                                                        --------------------  --------------------
                                                                         1997(1)     1996       1997       1996
                                                                        ---------  ---------  ---------  ---------
                                                                           (IN THOUSANDS EXCEPT PER SHARE DATA)
INTEREST INCOME:
  Interest and fees on loans..........................................  $  35,509  $  17,553  $  12,663  $   5,887
  Interest on investment securities...................................      9,487      4,917      2,946      1,840
  Interest on federal funds sold......................................      1,516      1,735        580        527
                                                                        ---------  ---------  ---------  ---------
    Total interest income.............................................     46,512     24,205     16,189      8,254

INTEREST EXPENSE:
  Interest expense on deposits........................................     11,751      6,122      4,047      2,158
  Interest expense on other borrowings................................        695        199        211         68
                                                                        ---------  ---------  ---------  ---------
    Total interest expense............................................     12,446      6,321      4,258      2,226
                                                                        ---------  ---------  ---------  ---------

NET INTEREST INCOME:                                                       34,066     17,884     11,931      6,028
  Less: provision for loan and lease losses...........................      1,125        865        375         60
                                                                        ---------  ---------  ---------  ---------

NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES.........     32,941     17,019     11,556      5,968

NON-INTEREST INCOME:
  Service charges.....................................................      1,878      1,317        438        480
  Escrow fees.........................................................        551        564        214        253
  Gain (loss) on sale of loans........................................     --            665     --           (338)
  Securities gains....................................................        342     --         --         --
  Other income........................................................      1,239        920        587        244
                                                                        ---------  ---------  ---------  ---------
    Total non-interest income.........................................      4,010      3,466      1,239        639

NON-INTEREST EXPENSE:
  Salaries and benefits...............................................     11,735      7,383      3,971      2,253
  Occupancy, furniture and equipment..................................      3,178      2,174        978        658
  Advertising and business development................................        695        566        248        171
  Other real estate owned.............................................        310       (191)       257         61
  Professional services...............................................      2,053      2,147        759        677
  Telephone, postage, stationery and supplies.........................      1,124        800        339        284
  Goodwill amortization...............................................      1,497          -        499          -
  Data processing for company.........................................      1,013        460        347        200
  Customer services cost..............................................        858        434        305        166
  Merger costs........................................................      3,404          -          -          -
  Other...............................................................      2,399      2,273        471      1,105
                                                                        ---------  ---------  ---------  ---------
    Total non-interest expense........................................     28,266     16,046      8,174      5,575
                                                                        ---------  ---------  ---------  ---------
Income before income taxes............................................      8,685      4,439      4,621      1,032
Income taxes..........................................................      5,171      1,774      2,105        426
    Net income........................................................  $   3,514  $   2,665  $   2,516  $     606

PER SHARE INFORMATION:
Number of shares (weighted average)...................................    7,290.6    3,984.0    7,285.9    3,983.4
Income per share (dollars)............................................  $    0.48  $    0.67  $    0.35  $    0.15
Income per share before goodwill amortization and merger costs in 1997
  and before gain (loss) on sale of loans in 1996                       $    1.10  $    0.57  $    0.41  $    0.20

PROFITABILITY MEASURES:
Return on average assets..............................................      0.55%      0.84%      1.18%      0.55%
Return on average assets before merger costs and goodwill amortization
  in 1997 and before gain (loss) on sale of loans in 1996.............      1.30%      0.72%      1.47%      0.73%
Return on average equity..............................................       5.8%      10.7%      12.3%       7.0%
Return on average equity before merger costs and goodwill amortization
  in 1997 and before gain (loss) on sale of loans in 1996.............      13.2%       9.1%      14.7%       9.4%

------------------------------

(1) Includes the operating results of Western Bank which was acquired on September 30, 1996. Accordingly, Western Bank's operating results are not included in the amounts for the 1996 periods.

                                                                                       SEPTEMBER 30  DECEMBER 31
                                                                                           1997          1996
                                                                                       ------------  ------------
                                                                                        (IN THOUSANDS EXCEPT PER
                                                                                              SHARE DATA)
ASSETS:
Cash and due from banks..............................................................   $   73,194    $   66,234
Federal funds sold...................................................................       44,000        18,717
                                                                                       ------------  ------------
    Total cash and cash equivalents..................................................      117,194        84,951
Federal Reserve Bank and Federal Home Loan Bank stock................................        3,367         3,234
Securities:
  Securities held to maturity........................................................        5,365         7,270
  Securities available for sale......................................................      172,080       245,724
                                                                                       ------------  ------------
    Total securities.................................................................      180,812       256,228
Net loans............................................................................      512,532       459,373
Property, plant and equipment........................................................        6,961         7,215
Other real estate owned..............................................................        8,034         6,546
Goodwill.............................................................................       27,845        29,342
Other assets.........................................................................       13,745        19,245
                                                                                       ------------  ------------
    Total assets.....................................................................   $  867,123    $  862,900
                                                                                       ------------  ------------
                                                                                       ------------  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Non-interest bearing deposits........................................................   $  291,559    $  296,951
Interest bearing deposits............................................................      470,505       464,737
                                                                                       ------------  ------------
    Total deposits...................................................................      762,064       761,688
Borrowed funds.......................................................................       16,055        13,350
Accrued interest payable & other liabilities.........................................        7,795         8,734
                                                                                       ------------  ------------
    Total liabilities................................................................      785,914       783,772

SHAREHOLDERS' EQUITY
Preferred stock......................................................................       --            --
Common stock.........................................................................       73,489        73,588
Retained earnings....................................................................        7,485         5,528
Unrealized net gains on investments available for sale, net..........................          235            12
                                                                                       ------------  ------------
    Total shareholders' equity.......................................................       81,209        79,128
                                                                                       ------------  ------------
    Total liabilities and Shareholders' equity.......................................   $  867,123    $  862,900
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Number of common shares outstanding..................................................      7,077.8       7,027.9
Common shareholders' equity per share................................................   $    11.47    $    11.26